SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  June 21, 2004
               --------------------------------------------------



                       Avalon Correctional Services, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                            Nevada 0-20307 13-3592263
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        (State or other jurisdiction (Commission File No.) (IRS Employer of incorporation) Identification No.)


                  13401 Railway Drive, Oklahoma City, OK 73114
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  405-752-8802
              -----------------------------------------------------
              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 4.  Changes in the Registrant's Certifying Accountant.

     The Audit Committee of the Board of Directors of Avalon Correctional Services, Inc. (the "Company") determined on June 21, 2004 to appoint Cole & Reed, P.C., ("Cole & Reed") to serve as the Company's independent auditors for the fiscal year ending December 31, 2004. Grant Thornton LLP ("Grant Thornton") served as the Company's independent auditors for the fiscal years ended December 31, 2003 and 2002. On June 21, 2004, the Audit Committee approved the dismissal of Grant Thornton as the Company's independent auditors.

     Grant Thornton's audit reports on the Company's consolidated financial statements as of and for each of the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the 2002 report did contain an explanatory paragraph relating to the restatement of the 2002 consolidated financial statements to amortize contract intangibles in accordance with SFAS No. 142. In connection with the audits of the two fiscal years ended December 31, 2003 and 2002, and the subsequent interim period through March 31, 2004, there were no disagreements with Grant Thornton on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreements in connection with Grant Thornton's reports on the Company's consolidated financial statements for such years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K (each a "Reportable Event") during the years ended December 31, 2003 and 2002 and through the date hereof.

     The Company provided Grant Thornton with a copy of the foregoing disclosures. The Company requested that Grant Thornton provide its response letter, addressed to the Securities and Exchange Commission, stating whether it agreed with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the aspect in which it does not agree. Attached as Exhibit 16.1 is a copy of Grant Thornton's letter, dated June 24, 2004.

During the years ended December 31, 2003 and 2002 and through the date hereof, the Company did not consult Cole & Reed with respect to (i) the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor was any written or oral advice provided that Cole & Reed concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue or (ii) any matter which was either the subject of a disagreement with Grant Thornton, the prior certifying accountant, or a Reportable Event.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

        Exhibit 16.1 Letter from Grant Thornton LLP dated June 24, 2004 (filed herewith).



                                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               AVALON CORRECTIONAL SERVICES, INC.

                                       s// Donald E.  Smith
                               DONALD E. SMITH
                               Chairman of the Board and Chief Executive Officer

                               Dated:   June 24, 2004



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                            Exhibit 16.1 to Form 8-K


June 24, 2004

Securities and Exchange Commission
Washington, D.C.  20549

Re:      Avalon Correctional Services, Inc.
         File No. 0-20307




Dear Sir or Madam:

     We have read Item 4 of the Form 8-K of Avalon Correctional Services, Inc. dated June 21, 2004, and agree with the statements concerning our Firm contained therein.

Very truly yours,


GRANT THORNTON LLP



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